COMMISSION FILE NO. 333-132202
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 1, 2006

        Delaware                                      22-3500331
 ------------------------                      ---------------------
   (State or Other                                (I.R.S. Employer
   Jurisdiction of                               Identification No.)
   Incorporation)

          Delaware                                  02-0673620
 ---------------------------                    --------------------
(State or Other Jurisdiction                     (I.R.S. Employer
     of Incorporation)                          Identification No.)

      LONG BEACH
      ACCEPTANCE
   RECEIVABLES CORP.
   ONE MACK CENTRE
        DRIVE
     PARAMUS, NEW
        JERSEY                                          07652
 ---------------------------                  ---------------------------
 (Address of Principal                                (Zip Code)
   Executive Offices)

       LONG BEACH
       ACCEPTANCE
  RECEIVABLES CORP. II
    ONE MACK CENTRE
         DRIVE
     PARAMUS, NEW
        JERSEY                                          07652
---------------------------                   ---------------------------
 (Address of Principal                                (Zip Code)
   Executive Offices)

   Registrants telephone
   number, including area
           code                                      (201) 262-5222
                                                    -----------------

  Registrants telephone
number, including area code                         (201) 262-5222
                                                   -----------------

           No Change                                        No Change
---------------------------------------       ----------------------------------
(Former  name  or  former   address, if       (Former name or former address, if
      changed since last report)                 changed since last report)

Item 2.01. Completion of Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

            Long Beach Acceptance Receivables Corp. and Long Beach Acceptance Receivables Corp. II (the "Co-Registrants") have registered issuances of an aggregate of up to $1,427,990,654 in principal amount of asset-backed securities, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-132202) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Long Beach Acceptance Auto Receivables Trust 2006-B, a Delaware business trust, issued $500,000,000 in aggregate principal amount of its Asset-Backed Notes, Series 2006-B (the "Notes") on September 28, 2006 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

            The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of September 1, 2006, between the Trust and Deutsche Bank Trust Company Americas, in its capacity as indenture trustee (the "Indenture Trustee"). The Offered Notes evidence indebtedness of the Trust and consist of four classes, the 100,000,000 5.37% Asset-Backed Notes, Class A-1, its $137,000,000 5.34% Asset-Backed Notes, Class A-2, its $147,000,000
5.17% Asset-Backed Notes, Class A-3, and its $116,000,000 5.18% Asset-Backed Notes, Class A-4 (collectively, the "Offered Notes"). Also issued by the Trust, but not offered pursuant to the Prospectus Supplement (as defined herein) is the Class R Certificate.

            The Notes will evidence indebtedness of the Trust, the assets of which consist primarily of non-prime automobile loans (the "Receivables") secured by new and used automobiles, sport utility vehicles, light duty trucks and vans financed thereby.

            As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated September 25, 2006 (the "Prospectus Supplement") filed with the Commission pursuant to Rule 424(b)(5) of the Act.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Not applicable

      (b) Not applicable

      (c) Exhibits:

      1.1 Underwriting Agreement, dated September 20, 2006, between Long Beach Acceptance Receivables Corp., Long Beach Acceptance Corp., Citigroup Global Markets Inc. and Greenwich Capital Markets Inc.

      4.1 Indenture, dated as of September 1, 2006 among Long Beach Acceptance Auto Receivables Trust 2006-B, a Delaware business trust acting through its owner trustee, and Deutsche Bank Trust Company Americas, as indenture trustee.

      4.2 Amended and Restated Trust Agreement, dated as of September 5, 2006, between Long Beach Acceptance Receivables Corp. and Wilmington Trust Company, as Owner Trustee.

      4.3   Financial Guaranty Insurance Policy, dated as of September 28, 2006.

      8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of September 28, 2006.

      10.1 Sale and Servicing Agreement, dated as of September 1, 2006, among Long Beach Acceptance Auto Receivables Trust 2006-B, as Issuer, Long Beach Acceptance Receivables Corp., as Transferor, Long Beach Acceptance Corp., as Originator, Servicer and Custodian, and Deutsche Bank Trust Company Americas, as Back-up Servicer and Trust Collateral Agent.

      10.2 Indemnification Agreement, dated as of September 20, 2006, among Financial Security Assurance Inc., Long Beach Acceptance Receivables Corp., Citigroup Global Markets Inc. and Greenwich Capital Markets, Inc.

      23.1  Consent of PWC regarding financial statements of the Insurer.

      99.1  Annex A to Exhibits 4.1, 4.2 and 10.1.

                                   SIGNATURES

                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                            LONG BEACH ACCEPTANCE RECEIVABLES CORP.
                            ---------------------------------------
                               Registrant  and on behalf of Long
                                 Beach  Acceptance  Auto
                                 Receivables Trust 2006-B

                                 By: /s/ Stephen W. Prough
                                     -------------------------
                                     Name:  Stephen W. Prough
                                     Title: President and Chairman of the Board

                            LONG BEACH ACCEPTANCE RECEIVABLES CORP. II
                            ------------------------------------------
                               Registrant  and on behalf of Long  Beach
                                 Acceptance  Auto  Receivables Trust 2006-B

                                 By: /s/ Stephen W. Prough
                                     -------------------------
                                     Name:  Stephen W. Prough
                                     Title: President and Chairman of the Board

Dated:  October 16, 2006

                                  EXHIBIT INDEX
                                  -------------

1.1 Underwriting Agreement, dated September 20, 2006, between Long Beach Acceptance Receivables Corp., Long Beach Acceptance Corp., Citigroup Global Markets Inc. and Greenwich Capital Markets Inc.

4.1 Indenture, dated as of September 1, 2006 among Long Beach Acceptance Auto Receivables Trust 2006-B, a Delaware business trust acting through its owner trustee, and Deutsche Bank Trust Company Americas, as indenture trustee.

4.2 Amended and Restated Trust Agreement, dated as of September 5, 2006, between Long Beach Acceptance Receivables Corp. and Wilmington Trust Company, as Owner Trustee.

4.3   Financial Guaranty Insurance Policy, dated as of September 28, 2006.

8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of September 28, 2006.

10.1 Sale and Servicing Agreement, dated as of September 1, 2006, among Long Beach Acceptance Auto Receivables Trust 2006-B, as Issuer, Long Beach Acceptance Receivables Corp., as Transferor, Long Beach Acceptance Corp., as Originator, Servicer and Custodian, and Deutsche Bank Trust Company Americas, as Back-up Servicer and Trust Collateral Agent.

10.2  Indemnification Agreement, dated as of September 20, 2006, among Financial
      Security   Assurance  Inc.,  Long  Beach  Acceptance   Receivables  Corp.,
      Citigroup Global Markets Inc. and Greenwich Capital Markets, Inc.

23.1  Consent of PWC regarding financial statements of the Insurer.

99.1  Annex A to Exhibits 4.1, 4.2 and 10.1.